Vessel Revenue	12 Months Ended
Dec. 31, 2024
Vessel Revenue [Abstract]
Vessel Revenue
13.	Vessel Revenue:

Vessel revenue, net for the year ended December 31, 2024, 2023 and 2022 was $164,881, $107,036 and $122,629, respectively, and was derived from time charters.
As of December 31, 2024 and 2023, the trade accounts receivable was $404 and $896, respectively, and related to time charters.
The current portion of Deferred revenue as of December 31, 2024 and 2023 was $2,094 and $2,136, respectively, and relates to cash received in advance of performance under operating leases and to premiums for energy devices (i.e., increased daily hire rates provided for by the chartering agreements) for specific equipment installed in the vessels. The non-current portion of Deferred revenue as of December 31, 2024 and 2023 was $67 and $254, respectively, and relates to cash received in advance of performance under operating leases and to premiums for energy devices (i.e. increased daily hire rates provided for by the chartering agreements) for specific equipment installed in the vessels. The Deferred revenue is allocated on a straight-line basis over the minimum duration of each charter party.

Charterers individually accounting for more than 10% of revenues during the years ended December 31, 2024, 2023 and 2022 were:

Customer	2024	2023	2022
A	34%	28%	24%
B	22%	25%	17%
C	12%	18%	18%
D	-	12%	15%
Total	68%	83%	74%